INCOME TAXES	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
Eaton Corporation plc is domiciled in Ireland. Income (loss) before income taxes and income tax expense (benefit) are summarized below based on the geographic location of the operation to which such earnings and income taxes are attributable.

	Income (loss) before income taxes
(In millions)	2025	2024	2023
Ireland	$188	$183	$(3)
Foreign	4,744	4,383	3,830
Total income before income taxes	$4,932	$4,566	$3,827

	Income tax expense (benefit)
(In millions)	2025	2024	2023
Current
Ireland	$85	$128	$42
Foreign	711	794	744
Total current income tax expense	796	922	786

Deferred
Ireland	(3)	(16)	1
Foreign	48	(138)	(183)
Total deferred income tax expense (benefit)	45	(154)	(182)
Total income tax expense	$841	$768	$604
Reconciliations of income taxes from the Ireland national statutory rate of 25% to the consolidated effective income tax rate are as follows:

	2025
(Amounts in millions)	Amount	Percent
Income taxes at the applicable statutory rate	$1,233	25.0%

Ireland
Nontaxable or nondeductible items
Nondeductible interest expense	78	1.6%
Other Adjustments
Tax rate differential - Ireland tax on trading income	(61)	(1.2)%
Other items - net	30	0.6%

Foreign tax effects
United States
Tax rate differential	(96)	(1.9)%
State and local income taxes	62	1.3%
Effect of cross-border tax laws – foreign derived intangible income	(64)	(1.3)%
Other items - net	(61)	(1.2)%

United Arab Emirates
Tax rate differential	(86)	(1.7)%
Other items - net	32	0.6%

Puerto Rico operations
Tax rate differential	(71)	(1.4)%

Other foreign jurisdictions	(33)	(0.7)%

Changes in unrecognized tax benefits	(123)	(2.5)%
Effective income tax expense rate	$841	17.1%

	2024	2023
Income taxes at the applicable statutory rate	25.0%	25.0%

Ireland operations
Ireland tax on trading income	(0.9)%	(1.3)%
Nondeductible interest expense	0.9%	2.6%
Ireland other - net	1.2%	(0.2)%

Foreign operations
Earnings taxed at other than the applicable statutory tax rate	(6.7)%	(9.9)%
Other items	(0.2)%	2.2%

Worldwide operations
Adjustments to tax liabilities	0.1%	(0.2)%
Adjustments to valuation allowances	(2.6)%	(2.4)%
Effective income tax expense rate	16.8%	15.8%
During 2025, income tax expense of $841 million was recognized (an effective tax rate of 17.1%) compared to income tax expense of $768 million in 2024 (an effective tax rate of 16.8%) and income tax expense of $604 million in 2023 (an effective tax rate of 15.8%). The increase in the effective tax rate from 16.8% in 2024 to 17.1% in 2025 was primarily due to greater levels of income earned in higher tax jurisdictions. The increase in the effective tax rate from 15.8% in 2023 to 16.8% in 2024 was due to greater levels of income earned in higher tax jurisdictions, partially offset by a larger impact from the excess tax benefits recognized for employee share-based payments and the reduction of valuation allowances on foreign tax attributes.
No provision has been made for income taxes on undistributed earnings of foreign subsidiaries at December 31, 2025, since it is the Company's intention to indefinitely reinvest undistributed earnings of its foreign subsidiaries. The Company expects to deploy capital to those markets which offer particularly attractive growth opportunities. The cash that is permanently reinvested is typically used to expand operations either organically or through acquisitions. It is not practicable to estimate the additional income taxes and applicable withholding taxes that would be payable on the remittance of such undistributed earnings.
Worldwide income tax payments, net of tax refunds, are as follows:

(In millions)	2025
Ireland	$105
Foreign
United States	374
Germany	72
Other foreign	358
Total income taxes paid	$909

2024 total income taxes paid	$752
2023 total income taxes paid	727
Deferred Income Tax Assets and Liabilities
Components of noncurrent deferred income taxes are as follows:

	December 31
	2025	2024
(In millions)	Noncurrent assets and liabilities
Accruals and other adjustments
Employee benefits	$250	$295
Depreciation and amortization	(792)	(791)
Other accruals and adjustments	609	460
Ireland income tax loss carryforwards	1	1
Foreign income tax loss carryforwards	3,784	3,674
Foreign income tax credit carryforwards	213	252
Valuation allowance for income tax loss and income tax credit carryforwards	(3,623)	(3,556)
Total deferred income taxes	$442	$334
At December 31, 2025, Eaton Corporation plc and its foreign subsidiaries had income tax loss carryforwards and income tax credit carryforwards that are available to reduce future taxable income or tax liabilities. These carryforwards and their respective expiration dates are summarized below:

(In millions)	2026 through 2030	2031 through 2035	2036 through 2040	2041 through 2050	Not subject to expiration	Valuation allowance
Ireland income tax loss carryforwards	$—	$—	$—	$—	$8	$—
Ireland deferred income tax assets for income tax loss carryforwards	—	—	—	—	1	(1)
Foreign income tax loss carryforwards	26	739	10,914	208	6,396	—
Foreign deferred income tax assets for income tax loss carryforwards	6	179	2,608	51	943	(3,527)
Foreign deferred income tax assets for income tax loss carryforwards after ASU 2013-11	4	179	2,608	51	943	(3,527)
Foreign income tax credit carryforwards	148	48	27	20	43	(95)
Foreign income tax credit carryforwards after ASU 2013-11	82	45	23	20	43	(95)
Recoverability of Deferred Income Tax Assets
Eaton is subject to the income tax laws in the jurisdictions in which it operates. In order to determine its income tax provision for financial statement purposes, Eaton must make significant estimates and judgments about its business operations in these jurisdictions. These estimates and judgments are also used in determining the deferred income tax assets and liabilities that have been recognized for differences between the financial statement and income tax basis of assets and liabilities, and income tax loss carryforwards and income tax credit carryforwards.
Management evaluates the realizability of deferred income tax assets for each of the jurisdictions in which it operates. If the Company experiences cumulative pre-tax income in a particular jurisdiction in the three-year period including the current and prior two years, management normally concludes that the deferred income tax assets will more likely than not be realizable and no valuation allowance is recognized, unless known or planned operating developments, or changes in tax laws, would lead management to conclude otherwise. However, if the Company experiences cumulative pre-tax losses in a particular jurisdiction in the three-year period including the current and prior two years, management then considers a series of factors in the determination of whether the deferred income tax assets can be realized. These factors include historical operating results, known or planned operating developments, the period of time over which certain temporary differences will reverse, consideration of the utilization of certain deferred income tax liabilities, carryback capability under the tax law in the particular country, prudent and feasible tax planning strategies, changes in tax laws, and estimates of future earnings and taxable income using the same assumptions as those used for the Company's goodwill and other impairment testing. After evaluation of these factors, if the deferred income tax assets are expected to be realized within the tax carryforward period allowed for that specific country, management would conclude that no valuation allowance would be required. To the extent that the deferred income tax assets exceed the amount that is expected to be realized within the tax carryforward period for a particular jurisdiction, management would establish a valuation allowance.
Applying the above methodology, valuation allowances have been established for certain deferred income tax assets to the extent they are not expected to be realized within the particular tax carryforward period.
Unrecognized Income Tax Benefits
A summary of gross unrecognized income tax benefits is as follows:

(In millions)	2025	2024	2023
Balance at January 1	$1,361	$1,300	$1,235
Increases and decreases as a result of positions taken during prior years
Other increases, including currency translation	6	22	42
Other decreases, including currency translation	(31)	(22)	(5)
Increases as a result of positions taken during the current year	86	93	86
Decreases relating to settlements with tax authorities	(20)	(18)	(6)
Decreases as a result of a lapse of the applicable statute of limitations	(102)	(14)	(52)
Balance at December 31	$1,300	$1,361	$1,300
Eaton recognizes an income tax benefit from an uncertain tax position only if it is more likely than not that the benefit would be sustained upon examination by taxing authorities, based on the technical merits of the position. The Company evaluates and adjusts the amount of unrecognized income tax benefits based on changes in facts and circumstances. The Company does not enter into any of the United States Internal Revenue Service (IRS) Listed Transactions as set forth in Treasury Regulation 1.6011-4.
If all unrecognized income tax benefits were recognized, the net impact on the provision for income tax expense would be $813 million.
As of December 31, 2025 and 2024, Eaton had accrued approximately $218 million and $225 million, respectively, for the payment of worldwide interest and penalties, which are not included in the table of unrecognized income tax benefits above. Eaton recognizes interest and penalties related to unrecognized income tax benefits in the provision for income tax expense.
The Company believes that the final resolution of all the assessments discussed below will not have a material impact on its consolidated financial statements. The ultimate outcome of these matters cannot be predicted with certainty given the complex nature of tax controversies. Should the ultimate outcome of any one of these matters deviate from our reasonable expectations, final resolution may have a material adverse impact on the Company’s consolidated financial statements. However, Eaton believes that its interpretations of tax laws and application of tax laws to its facts are correct, and that its accrual of unrecognized income tax benefits is appropriate with respect to these matters.
Eaton or its subsidiaries file income tax returns in Ireland and many countries around the world. With only a few exceptions, Eaton and its subsidiaries are no longer subject to examinations for years before 2015.
Brazil Tax Years 2005-2012
The Company has two Brazilian tax cases primarily relating to the amortization of certain goodwill generated from the acquisition of third-party businesses and corporate reorganizations. One case involves tax years 2005-2008 (Case 1), and the other involves tax years 2009-2012 (Case 2). Case 2 is proceeding on a more accelerated timeline than Case 1. For Case 2, the Company received a tax assessment in 2014 that included interest and penalties. In November 2019, the Company received an unfavorable result at the final tax administrative appeals level, resulting in an alleged tax deficiency of $24 million plus $121 million of interest and penalties (translated at the December 31, 2025 exchange rate). The Company is challenging this assessment in the judicial system and, on April 18, 2022, received an unfavorable decision at the first judicial level. On April 27, 2022, the Company filed a motion for clarification relating to that decision. On May 20, 2022, the court largely upheld its prior decision without further clarification. On June 9, 2022, the Company filed its notice of appeal to the second level court. On July 11, 2024, the court published a favorable decision resulting in the cancellation of a portion of the penalties imposed by the tax authorities. As a result of the favorable decision, the alleged interest and penalties was reduced from $121 million to $82 million (translated at the December 31, 2025 exchange rate). The Company intends to continue its challenge of the assessment in the judicial system.
As previously disclosed for Case 1, the Company received a separate tax assessment alleging a tax deficiency of $30 million plus $120 million of interest and penalties (translated at the December 31, 2025 exchange rate), which the Company is challenging in the judicial system. On April 4, 2024, the court published a favorable decision resulting in a reduction to the Case 1 assessment for the goodwill generated from the acquisition of a third-party business. In the same decision, the court confirmed the cancellation of a portion of the penalties imposed by the tax authorities. In May 2025, Eaton obtained a favorable decision that cancelled a portion of the assessment due to the expiration of the statute of limitations. As a result of the favorable decisions, the alleged tax deficiency was reduced to $22 million plus $62 million of interest and penalties (translated at the December 31, 2025 exchange rate). The remainder of Case 1 is still pending resolution at the first judicial level.
Both cases are expected to take several years to resolve through the Brazilian judicial system and require provision of certain assets as security for the alleged deficiencies. As of December 31, 2025, the Company pledged Brazilian real estate assets with net book value of $17 million and provided additional security in the form of bank secured bonds and insurance bonds totaling $101 million and a cash deposit of $28 million (translated at the December 31, 2025 exchange rate).
United States Tax Disputes
The IRS typically audits large corporate taxpayers on a continuous basis, generally resulting in many open tax years if there are disputed tax positions upon completion of the audits. The IRS has completed its examination of the consolidated income tax returns of the Company’s United States subsidiaries (Eaton US) for 2007 through 2016 and the statuses of the various tax years are discussed below. The IRS has challenged certain tax positions of Eaton US, and the Company is attempting to resolve those issues in litigation and the IRS administrative process, as described in more detail below. The IRS is currently examining tax years 2017 through 2019, and the statute of limitations for those years is open until December 31, 2027. Tax years 2020 and later are subject to future examination by the IRS. Income tax returns of states and localities within the United States will be reopened to the extent of United States federal income tax adjustments. For some states and localities, the statute of limitations is open as early as the 2007 tax year. The Eaton US tax positions challenged by the IRS are items that recur beyond the tax years for which the IRS has proposed adjustments. Eaton believes that its interpretations of tax laws and application of tax laws to its facts are correct. However, if there is a final unfavorable resolution of any of the issues discussed below, it may have a material adverse impact on the Company’s consolidated financial statements.
U.S. Tax Years 2007-2010
In 2014, the IRS issued a Statutory Notice of Deficiency for Eaton US for the 2007 through 2010 tax years (the 2007-10 Notice), which Eaton US contested in Tax Court. The 2007-10 Notice proposed assessments of $190 million in additional taxes plus $72 million in penalties, net of agreed credits and deductions. The proposed assessments pertained to: (i) transfer pricing adjustments for products manufactured in the Company's facilities in Puerto Rico and the Dominican Republic and sold to affiliated companies located in the United States, and (ii) the separate proposed assessment noted below. The proposed assessment in the 2007-10 Notice for transfer pricing adjustments has been resolved in Tax Court. Eaton US set its transfer prices for products sold between these affiliates at the same prices that Eaton US sells such products to third parties as required by two successive Advance Pricing Agreements (APAs) Eaton US entered into with the IRS that governed the 2005-2010 tax years. Eaton US has continued to apply the APA pricing methodology for 2011 through the current reporting period. In 2011, the IRS sent a letter to Eaton stating that it was retrospectively canceling the APAs. The issue in Tax Court involved whether the IRS improperly cancelled the APAs. On July 26, 2017, the Tax Court issued a ruling in which it agreed with Eaton US that the IRS must abide by the terms of the APAs for the tax years 2005-2006. On May 24, 2021, the IRS filed a notice to appeal the Tax Court’s ruling to the United States Sixth Circuit Court of Appeals. In July 2022, the Sixth Circuit panel heard oral arguments, and on August 25, 2022, issued a ruling in favor of Eaton US, confirming that the IRS must abide by the terms of the APAs. The Sixth Circuit Court of Appeals ruling for tax years 2005-2006 also resolved the APA cancellation issue for the 2007-2010 years. The ruling on the APA issue did not have a material impact on Eaton’s consolidated financial statements. Eaton and the IRS recognized that the ruling on the enforceability of the APA did not address a secondary issue regarding the transfer pricing for a certain royalty paid from 2006-2010. On November 15, 2023, the IRS also agreed to use the royalty rate reported by Eaton for the 2007-2010 tax years. On October 21, 2024, the IRS confirmed to the Tax Court that the Company was not liable for penalties related to the APA cancellation issue.
The 2007-10 Notice also included a separate proposed assessment involving the recognition of income for several of Eaton US’s controlled foreign corporations. The Company believes that the proposed assessment is without merit and contested the matter in Tax Court. In October 2017, Eaton and the IRS both moved for partial summary judgment on this issue. On February 25, 2019, the Tax Court granted the IRS’s motion for partial summary judgment and denied Eaton’s. The Company intends to appeal the Tax Court’s partial summary judgment decision to the United States Sixth Circuit Court of Appeals. The total potential impact of the Tax Court's partial summary judgment decision on the controlled foreign corporation income recognition issue is not estimable until all matters in the open tax years have been resolved.
U.S. Tax Years 2011-2013
In 2018, the IRS completed its examination of Eaton US for tax years 2011 through 2013 and proposed adjustments. Those adjustments were the subject of administrative appeals, which concluded without resolution. As a result, on December 21, 2022, the IRS issued Statutory Notices of Deficiency for Eaton US for these tax years (the 2011-2013 Notice) proposing assessments of $749 million in additional taxes plus $110 million in penalties, net of agreed credits and deductions. The proposed assessments pertain to: (i) transfer pricing adjustments similar to those proposed in the 2007-10 Notice for products manufactured in the Company’s facilities in Puerto Rico and the Dominican Republic and sold to affiliated companies located in the U.S.; (ii) adjustments involving the recognition of income for several of Eaton US’s controlled foreign corporations; (iii) transfer pricing adjustments for products manufactured in one of the Company’s facilities in Mexico and sold to affiliated companies located in the U.S.; and (iv) adjustments challenging the appropriate interest rate on intercompany debt and amount of intercompany fees charged for financial guarantees on external debt. On March 3, 2023, the Company filed its petition to the U.S. Tax Court. Of the four categories of proposed assessments, Eaton's dispute regarding the IRS adjustments related to interest rates and guarantee fees was heard in the U.S. Tax Court in November and December 2025. The timing of when the Tax Court will issue its decision is uncertain. The Company will vigorously defend its positions through litigation, which will take several years for final resolution.
U.S. Tax Years 2014-2016
In 2021, the IRS completed its examination of Eaton US for tax years 2014 through 2016 and has proposed adjustments, including: (i) transfer pricing adjustments similar to those proposed in the 2007-10 and 2011-2013 Notices for products manufactured in the Company’s facilities in Puerto Rico, and the Dominican Republic and sold to affiliated companies located in the U.S.; (ii) transfer pricing adjustments similar to those proposed in the 2011-2013 Notice for products manufactured in one of the Company’s facilities in Mexico and sold to affiliated companies located in the U.S.; and (iii) adjustments similar to those proposed in the 2011-2013 Notice challenging the appropriate interest rate on intercompany debt and amount of intercompany fees charged for financial guarantees on external debt. On November 29, 2021, the case was formally assigned to administrative appeals, and the Company will attempt to resolve certain of the issues in this administrative forum. However, if acceptable resolutions are not achieved, the Company will vigorously defend its positions through litigation, which if undertaken will likely take several years for final resolution. The statute of limitations on these tax years currently remains open until December 31, 2026.